UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2013

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey	07632
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 2, 2013, Asta Funding, Inc. (the “Company”) received a staff determination letter from the NASDAQ Global Select Market (“NASDAQ”) stating that the Company was not in compliance with its rules for continued listing, Rule 4310(c)(14), because it has not timely filed its Annual Report on Form 10-K for the year ended September 30, 2012. The NASDAQ letter indicated that the Company has 60 days to submit a plan to regain compliance. If such a plan is timely submitted by the Company, the NASDAQ Staff can grant the Company up to 180 calendar days from the due date of the Form 10-K (or June 29, 2013) to regain compliance.

As disclosed in the Company’s Form 12b-25, Notification of Late Filing, filed with the Securities and Exchange Commission (the “SEC”) on December 14, 2012, the Company experienced delays in the collection, compilation and analysis of certain information that may be included in the Annual Report. The Company intends to file the Annual Report with the Securities and Exchange Commission as soon as possible. If, however, for any reason it is unable to file the Form 10-K on or before March 3, 2013, the Company intends to submit a plan to regain compliance to the NASDAQ Listing Qualifications Department no later than March 3, 2013. No assurance can be given that NASDAQ will grant an exception for the full 180-day period contemplated in the NASDAQ Marketplace Rules, if at all. Under NASDAQ’s rules, the Company’s common stock will continue to be listed on NASDAQ until March 3, 2013, and for any exception period that may be granted to the Company by the NASDAQ Listing Qualifications Department. However, until the Company regains compliance, quotation information for the Company’s common stock will include an indicator of the Company’s non-compliance and the Company will be included in a list of non-compliant companies on the NASDAQ website.

Except for historical information contained herein, the matters set forth in this Form 8-K, including its ability to resolve issues with its lenders and file its Form 10-K within the next two weeks, may be “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995.) Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that its expectations will be realized. Forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from the Company’s expectations. Factors that could contribute to such differences include those identified in the Company’s Form 10-K for the fiscal year ended September 30, 2011, Form 10-Q for the quarter ended June 30, 2012 and those described from time to time in the Company’s other filings with the Securities and Exchange Commission, news releases and other communications.

On January 8, 2013, the Company issued a press release announcing its receipt of the NASDAQ letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1 Press Release dated January 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ASTA FUNDING, INC.

Date:	January 8, 2013

		By:	/s/ Robert J. Michel
Robert J. Michel
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 8, 2013